Fair Value Measurements Fair Value of Financial Instruments Policy (Policies)	12 Months Ended
Dec. 31, 2014
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments, Policy [Policy Text Block]
The recorded values of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate their fair value based on their short-term nature. Long-term debt recorded in the Company’s Consolidated Balance Sheets at December 31, 2014 was $415.1 million. The fair value of the long-term debt was determined using the quoted price technique, based on Level 2 inputs including the yields of comparable companies with similar credit characteristics, was $414.8 million.